                                                                     EXHIBIT 4.1

                      [FINE.COM INTERNATIONAL CORP. LOGO]

     NUMBER                                                    SHARES

   FDOT-------------      FINE.COM INTERNATIONAL CORP.         ------------
   COMMON STOCK                                                NO PAR VALUE

                                                               CUSIP 317823 10 2


            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON


                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT
                        --------------------------------------
IS THE RECORD OWNER OF
                        --------------------------------------

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                         FINE.COM INTERNATIONAL CORP.

(the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:
       ------------------------------------


/s/    ------------------------------------      /s/  ----------------------
       SECRETARY AND CHIEF                            PRESIDENT AND CHIEF
       FINANCIAL OFFICER                              EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          TRANSFER AGENT AND REGISTRAR

By:
       ------------------------------------
       AUTHORIZED SIGNATURE

                         FINE.COM INTERNATIONAL CORP.

     The Corporation will furnish without charge to any shareholder upon written request a statement of the designations, relative rights, preferences, and limitations applicable to each class of stock which the Corporation is authorized to issue, the variations in the rights, preferences, and limitations of the shares of each series of each such class of stock insofar as the same may have been fixed and determined, and the authority of the Board of Directors to determine variations for future series.

     The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common                      UNIF GIFT MIN ACT -- ....................Custodian.....................
     TEN ENT  --  as tenants by the entireties                                          (Cust)                       (Minor)
     JT TEN   --  as joint tenants with right of                                 under Uniform Gifts to Minors
                  survivorship and not as tenants                                Act...............................................
                  in common                                                                          (State)
                                                            UNIF TRF MIN ACT --  ....................Custodian (until age.........)
                                                                                        (Cust)
                                                                                 ...........................under Uniform Transfers
                                                                                           (Minor)
                                                                                 to Minor Act......................................
                                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------
---------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________  Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                         X______________________________________________________

                         X______________________________________________________

                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By________________________________

THE SIGNATURE(S) MUST BE GUARANTEE
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-16.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.